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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 15, 1999

                       American Express Master Trust
                         (Issuer in respect of the
    6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2,
   5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
    7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2,
    7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
    5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1
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             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
                -------------------------------------------
           (Exact name of registrant as specified in its charter)

                                  33-47812
                                  33-49106
                                  33-67502
                                  33-81634
                                 333-51045
       Delaware                  000-21424                13-3632012
---------------------------      ---------                ----------
(State or other jurisdiction    (Commission              (IRS Employer
    of incorporation)           File Numbers)          Identification No.)

 200 Vesey Street, New York, New York                       10285
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     (212) 640-3975
                                                       --------------


                       American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
                -------------------------------------------
          (Exact name of registrant as specified in its charter)

          Utah                  000-21424-01              11-2869526
----------------------------    ------------             ------------
(State or other jurisdiction    (Commission             (IRS Employer
   of incorporation)            File Numbers)          Identification No.)

 6985 Union Park Center, Midvale, Utah                      84047
---------------------------------------                    -------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (801) 565-5000
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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated June 7, 1999 for the Distribution Date occurring on June 15, 1999 and the preceding Due Period from April 28, 1999 through May 27, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on June 15, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2
and 1998-1 occurring on June 15, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.      Description
-----------      -----------

Exhibit 20.1 Payment Date Statements relating to interest dis-tributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on June 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest dis-tributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and
                 1998-1, occurring on June 15, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated June 7, 1999 for the Distribution Date occurring on June 15, 1999 and the preceding Due Period from April 28,
                 1999 through May 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.







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                                    SIGNATURES
                                    ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  June 15, 1999

                                AMERICAN EXPRESS MASTER TRUST

                                AMERICAN EXPRESS RECEIVABLES
                                FINANCING CORPORATION,
                                Transferor


                                By:      /s/ Leslie R. Scharfstein
                                         -------------------------
                                Name:    Leslie R. Scharfstein
                                Title:   President





                                AMERICAN EXPRESS CENTURION
                                BANK,
                                Transferor


                                By:      /s/ Rhonda Halpern
                                         ----------------------------
                                Name:    Rhonda Halpern
                                Title:   Chief Financial Officer and Treasurer







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                               EXHIBIT INDEX
                               -------------



Designation         Description                                       Page
----------          -----------                                       ----

Exhibit 20.1        Payment Date Statements relating to interest        5
                    distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on June 15, 1999.

Exhibit 20.2        Payment Date Statements relating to interest       12
                    distributions on  the  Class B Certificates,
                    Series  1992-2,   1993-1,   1994-2,  1994-3,
                    1996-1, 1996-2 and  1998-1 occurring on June
                    15, 1999.

Exhibit 99.1        Monthly Servicer's Certificate dated June 7,       27
                    1999 for the Distribution Date occurring on
                    June 15, 1999  and the preceding Due Period
                    from April 28, 1999  through  May  27, 1999
                    provided  to  The  Bank  of  New  York,  as
                    Trustee   under  the   Agreement  for   the
                    American  Express  Master  Trust.